                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 30, 1999.

                         Advanta Business Services Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      333-79773, 333-79773-01,                     23-2333786
          --------                             333-79773-02                          ----------
(State or Other Jurisdiction of         ------------------------       (IRS Employer Identification Number)
Incorporation)                          (Commission File Number)


         1020 Laurel Oak Road
         Voorhees, New Jersey                                                      08043
 ---------------------------------------                                         ----------
 (Address of Principal Executive Office)                                         (Zip Code)



Registrant's telephone number, including area code (609) 782-7300


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.    Not Applicable.

Item 2.    Not Applicable.

Item 3.    Not Applicable.

Item 4.    Not Applicable.

Item 5.    Not Applicable.

Item 6.    Not Applicable.

Item 7.    Exhibits.

           The following are filed as Exhibits to this Report under Exhibit 4.2 and Exhibit 99.1.

           Exhibit 4.2       Series 1999-1 Supplement dated August 26, 1999.
           Exhibit 99.1      Lease Balance Stratification

Item 8.    Not Applicable.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ADVANTA BUSINESS SERVICES
                                                  CORP.
                                                As Registrant

                                               By:/s/ MARK SHAPIRO
                                                  -----------------------
                                               Name: Mark Shapiro
                                               Title: Assistant Treasurer

                                  EXHIBIT INDEX

Exhibit                          Description
-------                          -----------
4.2             Series 1999-1 Supplement dated August 26, 1999
99.1            Lease Balance Stratification

                                       5